UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 15, 2019

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075
(Address of principal executive offices, including zip code)

(86-29) 8765-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 15, 2019, China Recycling Energy Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified on the signature pages thereto (the “Purchasers”), pursuant to which the Company will offer to the Purchasers, in a registered direct offering, an aggregate of 2,359,272 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”).  The Shares will be sold to the Purchasers at a negotiated purchase price of $0.80 per share, for aggregate gross proceeds to the Company of $1,887,417.60, before deducting placement agent fees and other estimated offering expenses payable by the Company.  The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission on December 1, 2017, and was declared effective on December 8, 2017 (File No. 333-221868) (the “Registration Statement”).

In a concurrent private placement, the Company is also issuing to the each of the Purchasers a warrant to purchase 0.75 of a share of the Company’s Common Stock for each share purchased under the Purchase Agreement, or 1,769,454 warrants in the aggregate (each, a “Warrant”, and collectively, the “Warrants”).  The Warrants will be exercisable beginning on the six month anniversary of the date of issuance at an initial exercise price of $0.9365 per share and will expire on the five and one-half year anniversary of the date of issuance.

The Warrants and the shares of the Company’s Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”) are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement, and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act.  Each Purchaser is either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Each Purchaser, either alone or together with its representatives, has sufficient knowledge and experience to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the Warrants or the Warrant Shares to the public except pursuant to sales registered or exempted under the Securities Act. The offerings are expected to close on or about April 16, 2019, subject to customary closing conditions.

Per the terms of the Purchase Agreement, the Company has agreed with the Purchasers to the following: (i) that subject to certain exceptions, the Company will not, within the ninety day period immediately following the closing of the offering, enter into any agreement to issue or announce the issuance or proposed issuance of any securities; (ii) the Company will not, during the period in which the Warrants are outstanding, enter into an agreement to effect a “Variable Rate Transaction,” as that term is defined in the Purchase Agreement; and (iii) until the one-year anniversary of the closing of the offering, the Company will not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares then outstanding and still held by them, subject to certain exceptions.

The Company also agreed to indemnify the placement agent and each of the Purchasers against certain losses resulting from its breach of any representations, warranties or covenants under agreements with each of the Purchasers, as well as under certain other circumstances described in the Purchase Agreement.

H.C. Wainwright & Co., LLC is acting as the Company’s exclusive placement agent in connection with the offerings under the Purchase Agreement and will receive an aggregate cash fee equal to 7.0% of the gross proceeds received by the Company from the offerings, an aggregate of up to $75,000 for certain expenses, $10,000 for clearing expenses and warrants to purchase our Common Stock in an amount equal to 7% of our Shares sold to the Purchasers in the offerings, or 165,149 shares of Common Stock (the “Placement Agent Warrants”), on substantially the same terms as the Warrants, except that the Placement Agent Warrants shall have an initial exercise price of $1.00 per share, shall be exercisable commencing on the later of (i) six months of the issuance date or (ii) the date on which the Company increases the number of its authorized shares, and shall expire on April 15, 2024.

The representations, warranties and covenants contained in the Purchase Agreement and Warrants were made solely for the benefit of the parties to the Purchase Agreement and Warrants. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and Warrants and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the form of Purchase Agreement and form of Warrant are filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement and Warrants, which subsequent information may or may not be fully reflected in public disclosures.

The form of Purchase Agreement and form of Warrant are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K. The foregoing summary of the terms of the Purchase Agreement and Warrants is subject to, and qualified in its entirety by, the form of Purchase Agreement and form of Warrant, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Please refer to the disclosure regarding the Warrants, the Warrant Shares, the Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 8.01 Other Events

On April 15, 2019, the Company issued a press release announcing the offering described in Item 1.01 above, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
4.1	Form of Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: April 15, 2019	/s/ Guohua Ku
Guohua Ku, Chairman & Chief Executive Officer

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